Investor Relations Contact:
Mr. Crocker Coulson
President
CCG Elite Investor Relations
Tel: +1-646-213-1915 (NY Office)
E-mail: crocker.coulson@ccgir.com
Website: www.ccgelite.com

FOR IMMEDIATE RELEASE

China Precision Steel To Present at the Upcoming Credit Suisse China Opportunities Conference

SHANGHAI, China, May 21, 2008 - China Precision Steel (NASDAQ: CPSL), a niche precision steel processing company principally engaged in producing and selling high precision cold-rolled steel products, today announced that the Company will present at the upcoming Credit Suisse Boston China Opportunities Conference in Boston.

The date, time and venue of China Precision Steel’s presentation at the conference are as follows:

Credit Suisse China Opportunities Conference

Date:	Thursday, May 22, 2008
Time:	10: 00 a.m. to 10:45 a.m. (EDT)
Venue:	Credit Suisse, 100 Federal St., 30th Fl., Boston, MA 02110

This will be a one-day conference of 10-12 companies doing 1-on-1 meetings or small group meetings (2-on-1s or 3-on-1s), with one presentation set aside for a larger group meeting. All meetings will be held at the Credit Suisse Boston offices at the address given above.

About China Precision Steel

China Precision Steel is a niche precision steel processing company principally engaged in the production and sale of high precision cold-rolled steel products and provides value added services such as heat treatment and cutting medium and high carbon hot-rolled steel strips. China Precision Steel produces high precision ultra-thin, high strength (7.5 mm to 0.05 mm) cold- rolled steel products primarily for automotive components, food packaging materials, saw blades and textile needle manufacturing companies in the People's Republic of China. However, China Precision Steel is expanding into overseas markets such as Nigeria, Thailand, Indonesia and the Philippines, and intends to expand into Japan, the European Union and the United States in the future.

Forward-Looking Statements

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: Certain statements in this press release and oral statements made by China Precision Steel on its conference call in relation to this release, constitute forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. These statements include, without limitation, statements regarding our ability to prepare the company for growth, the Company’s planned manufacturing capacity expansion in 2008 and predictions and guidance relating to the Company’s future financial performance. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy and financial needs but they involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements, business conditions in China, weather and natural disasters, changing interpretations of generally accepted accounting principles; outcomes of government reviews; inquiries and investigations and related litigation; continued compliance with government regulations; legislation or regulatory environments, requirements or changes adversely affecting the businesses in which China Precision Steel is engaged; cyclicality of steel consumption including overcapacity and decline in steel prices, limited availability of raw material and energy may constrain operating levels and reduce profit margins, environmental compliance and remediation could result in increased cost of capital as well as other relevant risks not included herein. The information set forth herein should be read in light of such risks. You are urged to consider these factors carefully in evaluating the forward-looking statements herein and are cautioned not to place undue reliance on such forward-looking statements, which are qualified in their entirety by this cautionary statement. The forward-looking statements made herein speak only as of the date of this press release and the Company undertakes no duty to update any forward-looking statement to conform the statement to actual results or changes in the company’s expectations.

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